SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported)    July 1, 1997
                                                            --------------------

                                  IMATRON INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


        0-12405                                        94-2880078
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(Commission File Number)                   (I.R.S. Employer Identification No.)

   389 Oyster Point Boulevard, South San Francisco, CA                94080
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          (Address of Principal Executive Offices)                  (Zip Code)

                                 (415) 583-9964
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          (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  Changes In Registrant's Certifying Accountants.

         On July 1, 1997 the Registrant changed independent accountants from Ernst & Young LLP to KPMG Peat Marwick LLP. The reports of Ernst & Young LLP on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were either qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the audit committee of the board of directors and by the board of directors. During the registrant's two most recent fiscal years and during the two most recent interim periods preceding such change, there were no disagreements with Ernst & Young LLP on any matter of accounting, principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.


ITEM 7.  EXHIBITS

         7.1 Letter dated July 2, 1997 from Ernst & Young to Securities and Exchange Commission.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  IMATRON INC.
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Date: July 2, 1997                   By       /s/ Gary H. Brooks
                                     ----------------------------------------
                                                  Gary H. Brooks
                                     Its: Vice President, Finance and
                                          Administration, Chief Financial
                                          Officer and Secretary